Exhibit 10.3

FOURTH AMENDMENT TO
PRIME VENDOR AGREEMENT

This Fourth Amendment (“Fourth Amendment”) is made and entered into as of May 8, 2017 (“Fourth Amendment Effective Date”), by AmerisourceBergen Drug Corporation, a Delaware corporation (“ABDC”) on the one hand, and Diplomat Pharmacy, Inc., a Michigan corporation (“Diplomat”) for itself and on behalf of the following limited liability companies of which Diplomat is the sole member: Diplomat Specialty Pharmacy of Flint, LLC, Navigator Health Services, LLC, Diplomat Health Services, LLC, Diplomat Specialty Pharmacy of Chicago, LLC, Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC, Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC, Diplomat Specialty Pharmacy of Southern California, LLC, Navigator Pharmacy Service, LLC, Diplomat Specialty Pharmacy of Philadelphia, LLC, Diplomat Specialty Pharmacy of Boothwyn, LLC, BioRx, LLC and Valley Campus Pharmacy, Inc. d/b/a TNH Specialty Pharmacy (Diplomat and such limited liability companies being referred to herein collectively as “Customer”) on the other hand. This Fourth Amendment amends the parties Prime Vendor Agreement (“PVA”) dated January 1, 2012, as previously amended on July 20, 2012, August 1, 2015 and October 1, 2016. Capitalized terms that are not defined in this Fourth Amendment have the meanings ascribed pursuant to the PVA.

The parties wish to amend the PVA as follows:

1.              Affinity Biotech, Inc. The parties recognize that on or about February 1, 2017, Customer acquired Affinity Biotech, Inc. (“Affinity”) and Affinity desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. Affinity agrees that the term “Customer” in the PVA shall refer to Affinity. Affinity agrees that by executing this Fourth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

2.              At-Home IV Infusion Professional Inc. The parties recognize that on or about December 3, 2015, Customer acquired At-Home IV Infusion Professional Inc. d/b/a Diplomat Specialty Infusion Group (“At-Home”) and At-Home desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. At- Home agrees that the term “Customer” in the PVA shall refer to At-Home. At-Home agrees that by executing this Fourth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

3.              XAS Infusion Suites Inc. The parties recognize that on or about April 7, 2016, Customer acquired XAS Infusion Suites Inc. d/b/a Diplomat Specialty Infusion Group (“XAS”) and XAS desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. XAS agrees that the term “Customer” in the PVA shall refer to XAS. XAS agrees that by executing this Fourth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

4.              American Homecare Federation Inc. The parties recognize that on or about December 16, 2013, Customer acquired American Homecare Federation, Inc. d/b/a Diplomat Specialty Infusion Group (“AHF”) and AHF desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. AHF agrees that the term “Customer” in the PVA shall refer to AHF. AHF agrees that by executing this Fourth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

5.              MedPro Rx, Inc. The parties recognize that on or about June 27, 2014, Customer acquired MedPro Rx, Inc. d/b/a Diplomat Specialty Infusion Group (“MedPro”) and MedPro desires to receive pharmaceutical Products and Services from ABDC under the terms and conditions of this PVA. MedPro agrees that the term “Customer” in the PVA shall refer to MedPro. MedPro agrees that by executing this Fourth Amendment, it hereby (i) adopts the PVA and agrees to assume and be bound by all the terms, conditions, covenants, responsibilities and provisions thereof; (ii) and all related instruments, agreements and documents; and (iii) execute and/or deliver such instruments, agreements and documents as ABDC may reasonably require to effectuate the intents and objects of this provision.

This Fourth Amendment is the complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter. If there is any conflict between the terms of this Fourth Amendment and the PVA, this Fourth Amendment shall control, provided that this Fourth Amendment references the provision in the PVA that it is intended to modify. Following the Fourth Amendment Effective Date, the PVA (as amended) remains in full force and effect. This Fourth Amendment shall be governed and construed according to the choice of governing law pursuant to the PVA.

IN WITNESS WHEREOF and intending to be legally bound hereby, the duly authorized representatives of the parties have executed this Fourth Amendment to be effective as of the Fourth Amendment Effective Date.

AmerisourceBergen Drug Corporation

By:	/s/ Barry Sandler
Name:	Barry Sandler
Title:	V.P. Strategic Accounts

Diplomat Pharmacy, Inc., for itself and on behalf of the following other entities of which Diplomat Pharmacy, Inc. is the sole member:

Diplomat Specialty Pharmacy of Flint, LLC

Navigator Health Services, LLC

Diplomat Health Services, LLC

Diplomat Specialty Pharmacy of Chicago, LLC

Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC

Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC

Diplomat Specialty Pharmacy of Southern California, LLC

Navigator Pharmacy Service, LLC

Diplomat Specialty Pharmacy of Philadelphia, LLC

Diplomat Specialty Pharmacy of Boothwyn, LLC

BioRx, LLC

Valley Campus Pharmacy, Inc. (d/b/a TNH Specialty Pharmacy)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	CEO

AGREED AND ACKNOWLEDGED:

At-Home IV Infusion Professional Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary

Notice Address: 5901 Ammendale Rd., Suite E

Beltsville, MD 20705-1277

XAS Infusion Suites Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary

Notice Address: 1761 International Parkway, Suite 115

Richardson, TX 75081-1864

American Homecare Federation Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Vice President/Secretary

Notice Address: 31 Moody Road

Enfield, CT 06083-3101

MedPro Rx, Inc. (d/b/a Diplomat Specialty Infusion Group)

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Vice President

Notice Address: 140 Northway Court

Raleigh, NC 27615-4916

Affinity Biotech, Inc.

By:	/s/ Philip Hagerman
Name:	Philip Hagerman
Title:	Treasurer and Secretary